UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 9, 2016
Mercedes-Benz Auto Receivables Trust 2016-1
(Exact name of Issuing Entity as specified in its charter)
 Central Index Key Number of Issuing Entity: 0001682524
Daimler Retail Receivables LLC
(Exact name of Depositor as specified in its charter)
 Central Index Key Number of Depositor: 0001463814
Mercedes-Benz Financial Services USA LLC
(Exact name of Sponsor as specified in its charter)
 Central Index Key Number of Sponsor:  0001540252
State of Delaware	333-212311-01	20-8741581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36455 Corporate Drive Farmington Hills, Michigan	48331
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (248) 991-6632

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
In connection with the $1,497,970,000 principal amount of Asset Backed Notes (the “Notes”) to be issued by Mercedes-Benz Auto Receivables Trust 2016-1 (the “Issuer”) and offered pursuant to the Prospectus dated September 9, 2016, Daimler Retail Receivables LLC (“Daimler Retail Receivables”) and Mercedes-Benz Financial Services USA LLC (“MBFS USA”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., BNP Paribas Securities Corp. and Mizuho Securities USA Inc., as representatives of the several underwriters.  A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K.
Section 8 — Other Events
Item 8.01.  Other Events.
In connection with the issuance of the Notes, the Issuer and Daimler Retail Receivables intend to enter into at closing the agreements listed below in Item 9.01 and attached as Exhibits 4.1, 4.2, 10.1, 10.2, 10.3, and 10.4 to this Current Report on Form 8-K.  These agreements, the forms of which were filed as exhibits to Daimler Retail Receivables’ registration statement, are being filed on this Current Report on Form 8-K to satisfy the requirements of Item 1100(f) of Regulation AB.
In connection with the offering on the Notes, the chief executive officer of Daimler Retail Receivables has made the certifications required by Paragraph I.B.1(a) of Form SF-3, which certifications are attached as Exhibit 36.1 to this Current Report on Form 8-K.  The certification is being filed on this Current Report on Form 8-K to satisfy the requirements of Item 601(b)(36) of Regulation S-K.
Section 9 — Financial Statements and Exhibits
Item 9.01.  Financial Statements and Exhibits.
(a)   Not applicable.
(b)   Not applicable.
(c)   Not applicable.
(d)   Exhibits:
1.1	Underwriting Agreement, dated September 9, 2016, among Daimler Retail Receivables, MBFS USA, and Citigroup Global Markets Inc., BNP Paribas Securities Corp. and Mizuho Securities USA Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of September 1, 2016, between the Issuer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).
4.2	Amended and Restated Trust Agreement, dated as of September 1, 2016, between Daimler Retail Receivables and Wilmington Trust, National Association, as owner trustee.
10.1	Sale and Servicing Agreement, dated as of September 1, 2016, among the Issuer, Daimler Retail Receivables and MBFS USA, as seller (in such capacity, the “Seller”) and servicer (in such capacity, the “Servicer”).
10.2	Administration Agreement, dated as of September 1, 2016, among the Issuer, MBFS USA, as administrator (the “Administrator”), Daimler Retail Receivables and the Indenture Trustee.
10.3	Receivables Purchase Agreement, dated as of September 1, 2016, between the Seller and Daimler Retail Receivables, as purchaser.
10.4	Asset Representations Review Agreement, dated as of September 1, 2016, among the Issuer, the Administrator, the Servicer and Clayton Fixed Income Services LLC, as asset representations reviewer.
36.1	Depositor Certification for shelf offerings of asset-backed securities.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DAIMLER RETAIL RECEIVABLES LLC, as Depositor

By:	/s/ Steven C. Poling
Steven C. Poling
Assistant Secretary

Date: September 9, 2016

EXHIBIT INDEX
Exhibit No.	Description

1.1
Underwriting Agreement, dated September 9, 2016, among Daimler Retail Receivables, MBFS USA, and Citigroup Global Markets Inc., BNP Paribas Securities Corp. and Mizuho Securities USA Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of September 1, 2016, between the Issuer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).

4.2	Amended and Restated Trust Agreement, dated as of September 1, 2016, between Daimler Retail Receivables and Wilmington Trust, National Association, as owner trustee.

10.1
Sale and Servicing Agreement, dated as of September 1, 2016, among the Issuer, Daimler Retail Receivables and MBFS USA, as seller (in such capacity, the “Seller”) and servicer (in such capacity, the “Servicer”).

10.2	Administration Agreement, dated as of September 1, 2016, among the Issuer, MBFS USA, as administrator (the “Administrator”), Daimler Retail Receivables and the Indenture Trustee.

10.3	Receivables Purchase Agreement, dated as of September 1, 2016, between the Seller and Daimler Retail Receivables, as purchaser.

10.4	Asset Representations Review Agreement, dated as of September 1, 2016, among the Issuer, the Administrator, the Servicer and Clayton Fixed Income Services LLC, as asset representations reviewer.

36.1	Depositor Certification for shelf offerings of asset-backed securities.